S E L I G M A N
                       ---------------
                              FRONTIER
                            FUND, INC.








                                [PHOTO OMITTED]

                                 MID-YEAR REPORT
                                 APRIL 30, 2000

                                  -----[]-----

                                 SEEKING GROWTH
                                IN CAPITAL VALUE
                                     THROUGH
                                 INVESTMENTS IN
                                  SMALL-COMPANY
                                  GROWTH STOCKS





                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


[GRAPHIC OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TABLE OF CONTENTS
To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Auditors ............................................   18
Board of Directors ........................................................   19
Executive Officers AND For More Information ...............................   20
Glossary of Financial Terms ...............................................   21

TO THE SHAREHOLDERS

During the six months ended April 30, 2000, small-cap stocks, particularly small-cap growth stocks, performed strongly both in absolute and relative terms. Over this period, the broad market, as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500) returned 7.20%. The small-cap indices solidly outperformed this return, with the Russell 2000 Index returning 18.72%, and the Russell 2000 Growth Index returning 27.78%. Seligman Frontier Fund bested even these indices, with a 29.08% total return for the six-month period based on the net asset value of Class A shares. This was also ahead of the 26.28% total return of the Fund's peers, as measured by the Lipper Small Cap Funds Average.

We were gratified, but not completely surprised, by this rally in small-cap stocks. We had believed for some time that this sector, whose fundamentals were generally strong and whose valuations were relatively low, was overdue for an improvement in investor sentiment. While we do not know what the next six months will bring, we believe that small-cap stocks have further upside potential, despite the recent rally, because of the high earnings growth of these companies and their continued attractive valuations.

While the Fund was certainly operating within a positive environment during this six-month period, the Fund's portfolio management team made some asset allocation shifts that we believe helped the Fund to outperform. First, the Fund increased its weighting in technology, particularly in wireless and telecommunications companies. These stocks delivered steady performance through the general market turmoil of this past spring. In addition, the Fund's management team decreased the Fund's exposure to the health care sector, which was a recent poor performer.

The past six months, while positive for the Fund, were uncertain times for the stock market. The US Federal Reserve Board, in an effort to slow the economy, raised the federal funds rate three times, for a total of 75 additional basis points. The Federal Reserve Board's tighter monetary policy has produced uncertainty in the market, with investors nervously anticipating each Federal Reserve Board meeting. While the economy has finally shown some signs of moderating, this uncertainty remains because no clear consensus has emerged regarding future Federal Reserve Board policy. However, we believe that these interest rate increases will ultimately be successful in keeping inflation at bay, and will be positive for the long-term health of the economy. We are, therefore, optimistic regarding the outlook for the economy and for equities, particularly for those sectors, like small-cap stocks, that were overlooked by investors during last year's very narrow market.

We are pleased to welcome Mark J. Cunneen as Portfolio Manager for Seligman Frontier Fund. Mr. Cunneen assumed these responsibilities on March 1, 2000, when he joined J. &. W. Seligman & Co. Incorporated as a Managing Director.

We appreciate your continued support of Seligman Frontier Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager regarding the Fund's performance, as well as the Fund's investment results and portfolio of investments, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris

William C. Morris
Chairman


                              /s/ Brian T. Zino

                              Brian T. Zino
                              President


June 9, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

MARK J. CUNNEEN


--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Global Small Company Growth Team, headed by Mark J. Cunneen. Mr. Cunneen is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth.
--------------------------------------------------------------------------------

[PHOTO OF GLOBAL SMALL COMPANY GROWTH TEAM]

GLOBAL SMALL COMPANY GROWTH TEAM: (STANDING, FROM LEFT) TED HILLENMEYER, MIKE CORCELL, MANDHIR UPPAL, MIKE SULLIVAN, MICHAEL ALPERT, (SEATED, FROM LEFT) BRUCE ZIRMAN, SONIA THOMAS (ADMINISTRATIVE ASSISTANT), MARK CUNNEEN (PORTFOLIO MANAGER)


Q:  HOW DID SELIGMAN FRONTIER FUND PERFORM DURING THE PAST SIX MONTHS?

A: Seligman Frontier Fund had strong absolute and relative performance during the past six months. The Fund posted a total return of 29.08% based on the net asset value of Class A shares. This return outpaced the 26.28% total return of the Fund's peers, as measured by the Lipper Small Cap Funds Average, the 27.78% total return of the Russell 2000 Growth Index, which represents small-cap growth stocks, and the 18.72% total return of the Russell 2000 Index, which represents small-cap stocks.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN FRONTIER FUND DURING THE SIX MONTHS ENDED APRIL 30, 2000?

A: The past six months were very positive for small-cap stocks, in general, and for small-cap growth stocks, in particular. During this time, small-cap stocks, as measured by the Russell 2000 Index, delivered more than twice the return of the broad market, as measured by the S&P 500. Small-cap growth stocks, as measured by the Russell 2000 Growth Index, fared even better -- delivering over three-and-a-half times the return of the S&P 500.

    During most of calendar year 1999, the market's performance was extremely narrow. Large-cap growth stocks, particularly within the technology sector, delivered outstanding gains while the rest of the market languished. We have believed for some time that the market would broaden and recognize the low relative valuations of smaller companies. A much anticipated, and much welcomed, rally took place over the past six months. While six months is a short period of time, we are encouraged by this apparent change in investor sentiment.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

A: We made some significant sector shifts during the period under review. We increased the Fund's exposure to the technology sector, and are now slightly overweighted in this area relative to the Russell 2000 Growth Index. Within technology, we continued to focus on the wireless and telecommunications industries, which we believe will continue to grow significantly. Over the past year or two, growth in this area has been driven by the introduction of nationwide flat-rate cellular calling plans. Rural cellular providers, in particular, have benefited from the growing popularity of these plans, as the companies sponsoring

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

MARK J. CUNNEEN


    them must pay roaming charges for their customers. These plans have led to an increase in cellular telephone usage in rural areas, and rural cellular providers have seen roaming revenues increase as a result. In addition, penetration within their local markets has been growing rapidly. Finally, we believe that this industry will consolidate and that rural cellular providers may be well positioned to benefit. During this time, we lowered the portfolio's health care weighting, and the portfolio is now underweighted in this sector relative to the Russell 2000 Growth Index. There were several reasons for this decision. Valuations for biotechnology companies had reached levels that we felt were too high to be sustainable, given their overvaluations relative to the broader market and their generally poor operating results. We believed that human genome companies, given their overall inability to generate strong earnings, were trading at lofty valuations. We also foresaw difficulties for pharmaceutical companies, which we believed would come under pressure this year as US drug costs, among the highest in the world, would likely be an issue during this election year. Further, long-held drug patents are reaching their expiration dates, creating increased competition and a corresponding loss of pricing power. Due to these issues, we expect the Fund to remain underweighted in health care in the near future. After an exceptional year and holiday retail season in 1999, we reduced investment in consumer-related retailing, favoring business-to-business ventures instead. The Fund's lower exposure to this industry benefited overall performance.

Q:  WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP GROWTH SECTOR?

A: We remain positive regarding the outlook for small-cap growth stocks. The fundamentals underlying this sector remain strong. Earnings for these companies continue to grow rapidly, and we believe that the opportunities that we have been finding in smaller wireless and telecommunications companies are extraordinary. In addition, while small-caps have rallied strongly over the past six months, their valuations remain very attractive relative to larger-cap stocks. We have said for some time that we were confident regarding the fundamentals of the small-cap market, and that investor sentiment simply needed to catch up with this reality. We believe that we may have seen the beginning of this shift in sentiment over the past six months, and are hopeful that investors will continue to seek out the opportunities in this market.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2000

                                                                                          AVERAGE ANNUAL
                                                                    --------------------------------------------------------
                                                           CLASS C                                      CLASS B      CLASS D
                                                            SINCE                                        SINCE        SINCE
                                                SIX       INCEPTION     ONE       FIVE        TEN      INCEPTION    INCEPTION
                                              MONTHS*     5/27/99*     Year       Years      Years      4/22/96      5/3/93
                                            -----------  ----------  --------   --------   --------   -----------  -----------
CLASS A**
With Sales Charge                             22.99%         n/a       25.21%    11.16%     15.52%       n/a            n/a
Without Sales Charge                          29.08          n/a       31.42     12.25      16.07        n/a            n/a
CLASS B**
With CDSC+                                    23.51          n/a       25.46       n/a        n/a       5.56%           n/a
Without CDSC                                  28.51          n/a       30.46       n/a        n/a       5.98            n/a
CLASS C**
With Sales Charge and CDSC                    26.34        24.78%        n/a       n/a        n/a        n/a            n/a
Without Sales Charge and CDSC                 28.60        27.01         n/a       n/a        n/a        n/a            n/a
CLASS D**
With 1% CDSC                                  27.60          n/a       29.44       n/a        n/a        n/a            n/a
Without CDSC                                  28.60          n/a       30.44     11.38        n/a        n/a          14.59%
LIPPER SMALL CAP FUNDS AVERAGE***             26.28        33.51#      36.18     19.62      18.26      14.99++        17.51+++
RUSSELL 2000 GROWTH INDEX***                  27.78        31.18#      31.38     16.96      13.96      11.95++        15.40+++
RUSSELL 2000 INDEX***                         18.72        16.72#      18.42     15.28      14.10      11.24++        14.03+++

NET ASSET VALUE

                 APRIL 30, 2000        OCTOBER 31, 1999         APRIL 30, 1999            CAPITAL GAIN INFORMATION
              ------------------    -----------------------   ------------------          FOR THE SIX MONTHS ENDED APRIL 30, 2000
CLASS A              $16.69                 $12.93                   $12.70
CLASS B               15.46                  12.03                    11.85               REALIZED             $2.410
CLASS C               15.47                  12.03                      N/A               UNREALIZED            2.950##
CLASS D               15.47                  12.03                    11.86

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------

  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution (12b-1) Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Small Cap Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase. The Russell 2000 Growth Index consists of small-company growth stocks. The Russell 2000 Index consists of small-company stocks. The Lipper Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.

  + The CDSC is 5% for periods of one year or less, and 2% since inception. ++

 ++ From April 30, 1996.

+++ From April 30, 1993.

  # From May 31, 1999.

 ## Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2000.

PERFORMANCE OVERVIEW

              CLASS A SHARES                           CLASS B SHARES
                GROWTH OF AN                             GROWTH OF AN
             ASSUMED $10,000                          ASSUMED $10,000
                  INVESTMENT                               INVESTMENT

          APRIL 30, 1990, TO                      APRIL 22, 1996,+ TO
              APRIL 30, 2000                           APRIL 30, 2000

[LINE CHART OMITTED]                     [LINE CHART OMITTED]

9525.71*   Initial Amount Invested       10000     Initial Amount Invested
10268.6                                  10364.3
7771.43                                  9182.13
9789.88                                  9663.23
11229.4                                  10128.2
11934.8                                  9096.37
12915.5                                  11460.1
14369                                    11650.4
13253                                    11373.2
12975.6                                  13097.1
13669.2                                  11593.8
16103.2                                  9910.67
15119.4                                  10801.2
16890.2                                  9681.9
19463.1                                  10515.3
20842.5                                  9828.97
20145.3                                  12876.5
19338                                    12631.4** Total Value at April 30, 2000
22071.7
21062.8
23742.3
28042.2
28976.9
28771.3
33631
29867.9
31480.7
33067.4
29778.9
37566.2
38274.1
37463.9
43192.5
38300.4
32825.3
35816.3
32191.6
35005.2
32774.6
43040.4
42305.3    Total Value at April 30, 2000


              CLASS C SHARES                           CLASS D SHARES
                GROWTH OF AN                             GROWTH OF AN
             ASSUMED $10,000                          ASSUMED $10,000
                  INVESTMENT                               INVESTMENT

           MAY 27, 1999,+ TO                         MAY 3, 1993,+ TO
              APRIL 30, 2000                           APRIL 30, 2000

[LINE CHART OMITTED]                     [LINE CHART OMITTED]

9902***  Initial Amount Invested         10000    Initial Amount Invested
10016                                    11007.9
10512                                    12658.1
10472                                    13499.6
10008                                    12996.1
10016                                    12396.6
9780                                     14135
10829                                    13447.2
12699                                    15135
12821                                    17843.5
14764                                    18387.9
13691                                    18238.8
12577++  Total Value at April 30, 2000   21271.5
                                         18845.3
                                         19832.7
                                         20787.1
                                         18684.3
                                         23520.7
                                         23926.2
                                         23357.2
                                         26878.4
                                         23793.2
                                         20355.8
                                         22183.5
                                         19886.3
                                         21596.6
                                         20171.4
                                         26442.5
                                         25939.4  Total Value at April 30, 2000

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. The stocks of smaller companies may be subject to above-average price fluctuations.

----------

  * Net of the 4.75% maximum initial sales charge.

 ** Excludes the effect of the 2% CDSC.

*** Net of the 1% maximum initial sales charge.

  + Inception date.

 ++ Excludes the effect of the 1% CDSC.

PORTFOLIO OVERVIEW


DIVERSIFICATION OF NET ASSETS
APRIL 30, 2000

                                                                                                     PERCENT OF NET ASSETS
                                                                                                ---------------------------------
                                                                                                   APRIL 30,     OCTOBER 31,
                                                       ISSUES       COST             VALUE           2000           1999
                                                      --------  --------------  --------------  --------------  -----------------
COMMON STOCKS:
  Advertising .....................................      --               --                --         --             1.8
  Business Goods and Services .....................      11      $ 33,429,528     $ 38,116,042       10.3            20.2
  Capital Goods ...................................       1           896,823        2,754,188        0.7             4.7
  Computer Hardware ...............................      --                --               --         --             0.5
  Computer Software and Services ..................      26        47,987,751       59,152,102       15.9            15.3
  Consulting Services .............................       3         3,569,825        7,242,644        2.0             3.9
  Consumer Goods and Services .....................       4        11,147,558       12,951,907        3.5             5.6
  Drugs and Health Care ...........................       9        20,491,621       26,629,864        7.2             8.3
  Electronics .....................................      16        45,633,798       73,509,727       19.8            13.3
  Energy ..........................................       2         3,141,656        4,625,688        1.2             2.5
  Environmental Management ........................      --                --               --         --             0.1
  Financial Services ..............................       3         8,415,264       12,574,175        3.4             2.8
  Industrial Goods and Services ...................      --                --               --         --             0.8
  Internet/Online .................................       6        10,081,567        7,133,583        1.9             --
  Leisure and Entertainment .......................       1         3,639,509        3,909,281        1.1             2.9
  Manufacturing ...................................      --                --               --         --             0.1
  Media and Broadcasting ..........................       6         8,682,944       10,062,865        2.7             1.7
  Medical Products and Technology .................       5         8,590,004        8,312,225        2.2             3.4
  Networking/Communications Infrastructure ........       4         7,800,872        7,465,722        2.0             --
  Real Estate Investment Trust ....................      --                --               --         --             1.1
  Schools .........................................       4         9,705,109       12,270,559        3.3             3.4
  Telecommunications ..............................      29        65,450,135       69,138,013       18.6             3.2
  Transportation ..................................       2         2,330,255        4,013,763        1.1             1.0
  Utilities .......................................       1         3,891,569        3,031,625        0.8             --
                                                       ----     -------------    -------------     ------          ------
                                                        133       294,885,788      362,893,973       97.7            96.6
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES ...................       1         8,453,644        8,453,644        2.3             3.4
                                                       ----     -------------    -------------     ------          ------
NET ASSETS ........................................     134      $303,339,432     $371,347,617      100.0           100.0
                                                       ====     =============    =============     ======          ======


LARGEST INDUSTRIES
APRIL 30, 2000


[BAR CHART OMITTED]

Percent of
Net Assets    19.8%        18.6%          15.9%         10.3%          7.2%

          $73,509,727   $69,138,013    $59,152,102   $38,116,042    $26,629,864

          ELECTRONICS   TELECOMMU-      COMPUTER       BUSINESS      DRUGS AND
                        NICATIONS       SOFTWARE       GOODS AND    HEALTH CARE
                                      AND SERVICES     SERVICES

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 2000

                                                              SHARES
                                                    --------------------------
                                                                      HOLDINGS
ADDITIONS                                           DECREASE          4/30/00
---------                                           --------          --------
Advent Software ................................      80,400           80,400
Alpha Industries ...............................      53,300           96,700(1)
Anadigics ......................................     135,400          135,400
C-COR.net ......................................     104,300          104,300
Credence Systems ...............................      37,400           37,400
Independent Energy
  Holdings .....................................      79,000           79,000
Powertel .......................................      53,200           53,200
Rural Cellular (Class A) .......................      84,900           84,900
Sawtek .........................................      67,700           67,700
Western Wireless ...............................     101,900          101,900


                                                              SHARES
                                                    --------------------------
                                                                      HOLDINGS
REDUCTIONS                                          DECREASE          4/30/00
----------                                          --------          --------
AVX ............................................     141,900           88,500
Burr-Brown .....................................     297,700          143,575(2)
DoubleClick ....................................      91,270(3)            --
Engage Technologies ............................     129,100           79,600(4)
Microchip Technology ...........................     109,700(5)        44,400
National Instruments ...........................     309,700           35,150
Novellus Systems ...............................      78,600               --
PMC-Sierra .....................................      31,200               --
Transaction Systems
  Architects (Class A) .........................     204,100               --
U.S. Foodservice ...............................     521,300               --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 43,400 shares received as a result of a 2-for-1 stock split.

(2) Includes 123,725 shares received as a result of a 2-for-1 stock split.

(3) Includes 37,435 shares received as a result of a 2-for-1 stock split and 19,635 shares received as a result of a merger with Abacus Direct.

(4) Includes 61,100 shares received as a result of a 2-for-1 stock split.

(5) Includes 46,700 shares received as a result of a 3-for-2 stock split.


LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2000

SECURITY                                                                VALUE
--------                                                             -----------
Anadigics .......................................................    $10,176,156
Burr-Brown ......................................................      9,776,560
NOVA ............................................................      9,399,108
AVX .............................................................      8,623,219
Aspect Development ..............................................      8,249,234


SECURITY                                                                VALUE
--------                                                             -----------
ISS Group .......................................................    $ 7,404,272
CSG Systems International .......................................      7,336,219
MemberWorks .....................................................      6,790,435
General Semiconductor ...........................................      6,580,000
SunGard Data Systems ............................................      6,411,344

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000

                                                       SHARES           VALUE
                                                       -------        ---------
COMMON STOCKS  97.7%
BUSINESS GOODS
  AND SERVICES   10.3%
Acxiom*                                                117,400     $  3,188,144
Affiliated Computer Services
   (Class A)*                                           48,300        1,599,937
Copart*                                                175,100        3,042,362
CoStar Group*                                          109,770        2,631,050
Creo Products* (Canada)                                 35,900        1,308,106
CSG Systems International*                             159,700        7,336,219
FirstService* (Canada)                                 186,400        2,003,800
Modis Professional Services*                           325,200        2,459,325
NOVA*                                                  297,205        9,399,108
Romac International*                                   151,900        1,561,722
Wilmar Industries*                                     209,800        3,586,269
                                                                   ------------
                                                                     38,116,042
                                                                   ------------
CAPITAL GOODS   0.7%
Microchip Technology*                                   44,400        2,754,188
                                                                   ------------
COMPUTER SOFTWARE
   AND SERVICES  15.9%
Advent Software*                                        80,400        4,223,512
AnswerThink Consulting Group*                           63,400        1,218,469
Aspect Development*                                    119,500        8,249,234
Aspen Technology*                                       35,100        1,240,566
Caliper Technologies*                                   15,900          595,256
CoreComm*                                               11,400          349,125
Documentum*                                             33,500        1,977,547
Engage Technologies*                                    79,600        1,987,513
Exchange Applications*                                  22,800          286,425
Harris Interactive*                                    109,400          495,719
ISS Group*                                              81,900        7,404,272
JDA Software Group*                                    160,000        2,975,000
Keane*                                                  72,400        2,090,550
Keynote Systems*                                        20,900          932,662
Mediaplex*                                              35,300        1,806,919
National Instruments*                                   35,150        1,712,464
Netscout Systems*                                       76,600        1,141,819
NYFIX*                                                  57,037        1,516,828
Onyx Software*                                          53,000        1,134,531
RADWARE* (Israel)                                       13,400          360,125
Selectica*                                              10,400          394,550
SmartForce (ADRs)* (Ireland)                            91,200        4,389,000
SunGard Data Systems*                                  185,500        6,411,344
THQ*                                                    74,150        1,142,373
Unigraphics Solutions
   (Class A)*                                          115,300        3,098,687
Visual Networks*                                        51,900        2,017,612
                                                                   ------------
                                                                     59,152,102
                                                                   ------------
CONSULTING SERVICES   2.0%
Corporate Executive Board*                              47,400        2,769,938
Forrester Research*                                     77,900        3,520,106
Professional Detailing*                                 35,200          952,600
                                                                   ------------
                                                                      7,242,644
                                                                   ------------
CONSUMER GOODS
   AND SERVICES   3.5%
Carey International*                                   187,700        1,730,359
MemberWorks*                                           211,170        6,790,435
Pre-Paid Legal Services*                               113,400        3,628,800
SITEL*                                                 116,700          802,313
                                                                   ------------
                                                                     12,951,907
                                                                   ------------
DRUGS AND HEALTH CARE   7.2%
Affymetrix*                                             11,100        1,498,847
Alpharma (Class A)                                      88,700        3,426,037
Barr Laboratories*                                     101,000        4,361,938
King Pharmaceuticals*                                   21,900        1,079,944
Omnicare                                               219,000        3,326,063
Priority Healthcare (Class B)*                          53,500        2,955,875
Province Healthcare*                                   118,100        3,417,519
Tanox*                                                  48,700        1,422,953
Teva Pharmaceutical Industries
   (ADRs) (Israel)                                     117,000        5,140,688
                                                                   ------------
                                                                     26,629,864
                                                                   ------------
ELECTRONICS   19.8%
Advanced Energy Industries*                             17,900        1,235,659
Alpha Industries*                                       96,700        5,007,247
Anadigics*                                             135,400       10,176,156
AVX                                                     88,500        8,623,219
Burr-Brown*                                            143,575        9,776,560
Cognex*                                                 89,200        5,028,650
Credence Systems*                                       37,400        5,342,356
Exar*                                                   66,050        5,294,320
General Semiconductor*                                 329,000        6,580,000
GlobeSpan*                                              19,600        1,879,762
Orbotech* (Israel)                                      39,750        3,389,930
Photon Dynamics*                                        64,200        4,782,900
Sawtek*                                                 67,700        3,247,484
Silicon Image*                                           7,400          296,694
Varian Semiconductor*                                   23,800        1,601,294
Virata*                                                  9,970        1,247,496
                                                                   ------------
                                                                     73,509,727
                                                                   ------------
ENERGY   1.2%
Cabot Oil & Gas (Class A)                               86,600        1,607,513
Pride International*                                   133,400        3,018,175
                                                                   ------------
                                                                      4,625,688
                                                                   ------------
FINANCIAL SERVICES   3.4%
Affiliated Managers Group*                             124,400        4,991,550
Hooper Holmes                                          139,000        2,415,125
Metris Companies                                       137,800        5,167,500
                                                                   ------------
                                                                     12,574,175
                                                                   ------------
INTERNET/ONLINE   1.9%
Alteon Websystems*                                      13,900          938,250
chinadotcom (Class A)*
   (Hong Kong)                                          21,800        1,059,344
GoTo.com*                                               58,610        1,968,930
Intraware*                                              15,400          247,362


----------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2000


                                                       SHARES           VALUE
                                                       -------        ---------
INTERNET/ONLINE (continued)
PC-Tel*                                                 59,900     $  2,010,394
SonicWALL*                                              15,100          909,303
                                                                   ------------
                                                                      7,133,583
                                                                   ------------
LEISURE AND
   ENTERTAINMENT   1.1%
Premier Parks*                                         181,300        3,909,281
                                                                   ------------
MEDIA AND
   BROADCASTING   2.7%
Charter Communications*                                111,400        1,643,150
Cox Radio*                                              22,000        1,595,000
Emmis Communications (Class A)*                         31,900        1,354,753
Insight Communications (Class A)*                       45,400          923,606
Penton Media                                            26,800          705,175
SBS Broadcasting* (Luxembourg)                          69,800        3,841,181
                                                                   ------------
                                                                     10,062,865
                                                                   ------------
MEDICAL PRODUCTS AND
   TECHNOLOGY   2.2%
Cytyc*                                                  54,500        2,449,094
Dura Pharmaceuticals*                                  159,300        2,065,922
Intermune Pharmaceuticals*                              51,000          890,906
Maxygen*                                                17,800          743,706
QLT* (Canada)                                           38,900        2,162,597
                                                                   ------------
                                                                      8,312,225
                                                                   ------------
NETWORKING/COMMUNICATIONS
   INFRASTRUCTURE   2.0%
Andrew*                                                 22,300          658,547
C-COR.net*                                             104,300        4,044,884
Completel Europe* (Netherlands)                         31,100          507,319
Digital Microwave*                                      61,100        2,254,972
                                                                   ------------
                                                                      7,465,722
                                                                   ------------
SCHOOLS   3.3%
Career Education*                                      100,500        3,778,172
DeVRY*                                                  84,000        2,000,250
ITT Educational Services*                              116,900        2,089,587
Learning Tree International*                            92,200        4,402,550
                                                                   ------------
                                                                     12,270,559
                                                                   ------------
TELECOMMUNICATIONS   18.6%
Actuate Software*                                       44,500        1,335,000
AirGate PCS*                                            25,100        2,130,362
Alamosa PCSHoldings*                                    45,100        1,282,531
ANTEC*                                                  31,100        1,669,681
Choice One Communications*                              42,200        1,355,675
Com21*                                                  40,100        1,121,547
Copper Mountain Networks*                               53,200        4,433,888
Dobson Communications*                                 116,200        2,966,731
Global TeleSystems*                                    119,300        1,737,306
Harmonic*                                               31,300        2,309,353
Illuminet Holdings*                                     45,700        2,057,928
Inet Technologies*                                      47,700        2,045,138
ITC DeltaCom*                                           67,700        2,212,944
Metawave Communications*                                70,000          927,500
MGC Communications*                                     19,400          940,900
Net2000 Communications                                  27,300          400,969
Network Plus*                                           85,100        1,611,581
Pegasus Communications*                                 36,300        3,958,969
Pinnacle Holdings*                                      61,600        3,455,375
Powertel*                                               53,200        3,562,738
Price Communications*                                   71,900        1,455,975
Proxim*                                                 51,100        3,910,747
Rural Cellular (Class A)*                               84,900        6,277,294
SBA Communications*                                     29,700        1,207,491
Tekelec*                                               105,700        3,682,984
TranSwitch*                                             31,950        2,813,597
Triton PCS Holdings (ClassA)*                           34,500        1,444,688
West TeleServices*                                      84,600        1,781,887
Western Wireless*                                      101,900        5,047,234
                                                                   ------------
                                                                     69,138,013
                                                                   ------------
TRANSPORTATION   1.1%
Expeditors International of
   Washington                                           51,100        2,178,138
Forward Air*                                            53,400        1,835,625
                                                                   ------------
                                                                      4,013,763
                                                                   ------------
UTILITIES   0.8%
Independent Energy Holdings*                            79,000        3,031,625
                                                                   ------------

TOTAL COMMON STOCKS
   (Cost $294,885,788)                                              362,893,973

SHORT-TERM HOLDINGS  2.9%
   (Cost $10,900,000)                                                10,900,000
                                                                  -------------

TOTAL INVESTMENTS  100.6%
   (Cost $305,785,788)                                              373,793,973

OTHER ASSETS
   LESS LIABILITIES  (0.6)%                                          (2,446,356)
                                                                  -------------
NET ASSETS  100.0%                                                 $371,347,617
                                                                  =============


----------

*   Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000


ASSETS:
Investments, at value:
  Common stocks (cost $294,885,788) .........  $362,893,973
  Short-term holdings (cost $10,900,000) ....    10,900,000
                                               ------------
Total Investments .........................................        $373,793,973
Cash ......................................................           1,079,356
Receivable for securities sold ............................           9,533,122
Receivable for Capital Stock sold .........................             316,950
Expenses prepaid to shareholder service agent .............              76,463
Receivable for dividends and interest .....................               5,478
Other .....................................................              33,393
                                                                   ------------
TOTAL ASSETS ..............................................         384,838,735
                                                                   ------------

LIABILITIES:
Payable for securities purchased ..........................          11,509,884
Payable for Capital Stock repurchased .....................           1,197,579
Accrued expenses and other ................................             783,655
                                                                   ------------
TOTAL LIABILITIES .........................................          13,491,118
                                                                   ------------
NET ASSETS ................................................        $371,347,617
                                                                   ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value;
  500,000,000 shares authorized;
  23,052,481 shares outstanding):
  Class A .................................................        $  1,213,663
  Class B .................................................             310,124
  Class C .................................................              12,081
  Class D .................................................             769,380
Additional paid-in capital ................................         250,641,619
Accumulated net investment loss ...........................          (3,587,111)
Undistributed net realized gain ...........................          53,979,676
Net unrealized appreciation of investments ................          68,008,185
                                                                   ------------
NET ASSETS ................................................        $371,347,617
                                                                   ============

NET ASSETS:
  Class A .................................................        $202,527,472
  Class B .................................................        $ 47,939,186
  Class C .................................................        $  1,868,568
  Class D .................................................        $119,012,391

SHARES OF CAPITAL STOCK OUTSTANDING:
  Class A .................................................          12,136,632
  Class B .................................................           3,101,240
  Class C .................................................             120,808
  Class D .................................................           7,693,801

NET ASSET VALUE PER SHARE:
  CLASS A .................................................              $16.69
                                                                         ======
  CLASS B .................................................              $15.46
                                                                         ======
  CLASS C .................................................              $15.47
                                                                         ======
  CLASS D .................................................              $15.47
                                                                         ======


----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000


INVESTMENT INCOME:
Interest ..........................................  $   476,561
Dividends (net of foreign taxes withheld
  of $5,920) ......................................       68,436
                                                     -----------
TOTAL INVESTMENT INCOME ........................................      $ 544,997


EXPENSES:
Management fee ....................................    1,950,361
Distribution and service fees .....................    1,198,268
Shareholder account services ......................      615,475
Shareholder reports and communications ............       57,860
Registration ......................................
    57,829
Auditing and legal fees ...........................       51,841
Custody and related services ......................       41,248
Directors' fees and expenses ......................        9,206
Miscellaneous .....................................       91,897
                                                     -----------
TOTAL EXPENSES .................................................      4,073,985
                                                                   ------------
NET INVESTMENT LOSS ............................................     (3,528,988)


NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ..................   55,548,727
Net change in unrealized appreciation
  of investments ..................................   51,925,791
                                                     -----------
NET GAIN ON INVESTMENTS ........................................    107,474,518
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................   $103,945,530
                                                                   ============

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS         FOR THE ONE
                                                                                 ENDED           MONTH ENDED         YEAR ENDED
                                                                            APRIL 30, 2000    OCTOBER 31, 1999   SEPTEMBER 30, 1999
                                                                            --------------    ----------------   ------------------
OPERATIONS:
Net investment loss ...................................................      $ (3,528,988)      $   (618,500)      $   (8,868,058)
Net realized gain on investments ......................................        55,548,727            586,290            1,718,133
Net change in unrealized appreciation/depreciation
   of investments .....................................................        51,925,791         (9,286,051)          48,514,019
                                                                             ------------       ------------       --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .....................       103,945,530         (9,318,261)          41,364,094
                                                                             ------------       ------------       --------------

DISTRIBUTIONS TO SHAREHOLDERS:                                                         --                 --                   --
                                                                             ------------       ------------       --------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .....................................        28,814,311          1,590,602           62,895,521
Exchanged from associated Funds .......................................       123,863,445         57,211,520        1,062,460,049
                                                                             ------------       ------------       --------------
Total .................................................................       152,677,756         58,802,122        1,125,355,570
                                                                             ------------       ------------       --------------
Cost of shares repurchased ............................................      (101,096,138)       (14,135,703)        (348,573,441)
Exchanged into associated Funds .......................................      (153,288,119)       (64,559,329)      (1,130,870,201)
                                                                             ------------       ------------       --------------
Total .................................................................      (254,384,257)       (78,695,032)      (1,479,443,642)
                                                                             ------------       ------------       --------------
DECREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ..........................................      (101,706,501)       (19,892,910)        (354,088,072)
                                                                             ------------       ------------       --------------
INCREASE (DECREASE) IN NET ASSETS .....................................         2,239,029        (29,211,171)        (312,723,978)

NET ASSETS:
Beginning of period ...................................................       369,108,588        398,319,759          711,043,737
                                                                             ------------       ------------       --------------
END OF PERIOD (including accumulated net investment
   loss of $3,587,111, $58,123 and $56,400, respectively) .............      $371,347,617       $369,108,588       $  398,319,759
                                                                             ============       ============       ==============


----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. CHANGE IN FISCAL YEAR END -- Effective for the period ended October 31, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to October 31 from September 30.

B. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended April 30, 2000, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.


3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended April 30, 2000, aggregated $253,564,625 and $354,703,710, respectively.

NOTES TO FINANCIAL STATEMENTS

   At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $101,190,478 and $33,182,293, respectively.

4. SHORT-TERM INVESTMENTS -- At April 30, 2000, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $7,748 from sales of Class A shares. Commissions of $62,599 and $10,146 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 2000, fees incurred under the Plan aggregated $263,862, or 0.24% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended April 30, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $274,144, $5,747, and $654,515, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended April 30, 2000, such charges amounted to $79,968.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended April 30, 2000, amounted to $2,985.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 2000, Seligman Services, Inc. received commissions of $2,290 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $19,491, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $615,475 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

NOTES TO FINANCIAL STATEMENTS

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at April 30, 2000, of $53,386 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks.

   During the six months ended April 30, 2000, the Fund periodically borrowed from the credit facility. The average outstanding daily balance of bank loans (based on the number of days the loans were outstanding during the period) was $6,553,500, with a weighted average interest rate of 6.27%. The maximum borrowing outstanding during the period was $19,075,000.

7. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                          CLASS A
                    -----------------------------------------------------------------------------------
                                                        FOR THE ONE
                        SIX MONTHS ENDED                MONTH ENDED                  YEAR ENDED
                         APRIL 30, 2000              OCTOBER 31, 1999            SEPTEMBER 30, 1999
                    -------------------------   -------------------------   ---------------------------
                       SHARES       AMOUNT        SHARES        AMOUNT        SHARES          AMOUNT
                    -------------------------   -------------------------   ---------------------------
Sales of shares      1,247,677   $ 21,872,729       77,233   $    980,390     3,193,205   $  42,033,215
Exchanged from
  associated Funds   4,686,907     77,895,442    1,142,641     14,546,456    36,768,137     481,112,233
                    -------------------------   -------------------------   ---------------------------

Total                5,934,584     99,768,171    1,219,874     15,526,846    39,961,342     523,145,448
                    -------------------------   -------------------------   ---------------------------
Shares repurchased  (3,802,733)   (64,031,434)    (475,943)    (6,018,651)  (15,770,829)   (203,299,642)
Exchanged into
  associated Funds  (5,262,422)   (87,799,189)  (1,545,518)   (19,845,440)  (38,671,016)   (509,317,966)
                    -------------------------   -------------------------   ---------------------------
Total               (9,065,155)  (151,830,623)  (2,021,461)   (25,864,091)  (54,441,845)   (712,617,608)
                    -------------------------   -------------------------   ---------------------------
Decrease            (3,130,571)  $(52,062,452)    (801,587)  $(10,337,245)  (14,480,503)  $(189,472,160)
                    =========================   =========================   ===========================

                                                       CLASS B
                    ---------------------------------------------------------------------------------
                                                      FOR THE ONE
                       SIX MONTHS ENDED               MONTH ENDED                   YEAR ENDED
                         APRIL 30, 2000             OCTOBER 31, 1999           SEPTEMBER 30, 1999
                    -------------------------   -------------------------   -------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                    -------------------------   -------------------------   -------------------------
Sales of shares        131,299   $  2,079,437       16,878   $    198,226      635,500   $  7,780,693
Exchanged from
  associated Funds   1,405,148     21,216,766      201,156      2,396,264    2,728,875     33,176,333
                    -------------------------   -------------------------   -------------------------

Total                1,536,447     23,296,203      218,034      2,594,490    3,364,375     40,957,026
                    -------------------------   -------------------------   -------------------------
Shares repurchased    (486,500)    (7,406,822)     (72,018)      (844,478)  (1,340,058)   (16,374,340)
Exchanged into
  associated Funds  (1,881,764)   (28,759,569)    (197,110)    (2,350,985)  (3,802,442)   (46,598,505)
                    -------------------------   -------------------------   -------------------------
Total                2,368,264)   (36,166,391)    (269,128)    (3,195,463)  (5,142,500)   (62,972,845)
                    -------------------------   -------------------------   -------------------------
Decrease              (831,817)  $(12,870,188)     (51,094)  $   (600,973)  (1,778,125)  $(22,015,819)
                    =========================   =========================   =========================

                                                          CLASS C
                    -----------------------------------------------------------------------------------
                                                        FOR THE ONE                 MAY 27, 1999
                        SIX MONTHS ENDED                MONTH ENDED                     TO
                         APRIL 30, 2000              OCTOBER 31, 1999            SEPTEMBER 30, 1999
                    -------------------------   -------------------------   ---------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT          SHARES        AMOUNT
                    -------------------------   -------------------------   ---------------------------
Sales of shares         72,869   $  1,147,037        2,729   $     31,419        33,815   $     428,738
Exchanged from
  associated Funds      38,559        600,824          169          2,000           884          11,107
                    -------------------------   -------------------------   ---------------------------
Total                  111,428      1,747,861        2,898         33,419        34,699         439,845
                    -------------------------   -------------------------   ---------------------------
Shares repurchased      (1,946)       (27,391)        (149)        (1,820)          (78)           (948)
Exchanged into
  associated Funds     (23,531)      (379,973)        (605)        (7,323)       (1,908)        (23,543)
                    -------------------------   -------------------------   ---------------------------
Total                  (25,477)      (407,364)        (754)        (9,143)       (1,986)        (24,491)
                    -------------------------   -------------------------   ---------------------------
Increase (decrease)     85,951   $  1,340,497        2,144   $     24,276        32,713   $     415,354
                    =========================   =========================   ===========================

                                                          CLASS D
                    ---------------------------------------------------------------------------------
                                                        FOR THE ONE
                        SIX MONTHS ENDED                MONTH ENDED                YEAR ENDED
                         APRIL 30, 2000              OCTOBER 31, 1999          SEPTEMBER 30, 1999
                    -------------------------   -------------------------   --------------------------
                      SHARES        AMOUNT        SHARES       AMOUNT         SHARES       AMOUNT
                    -------------------------   -------------------------   --------------------------
Sales of shares        241,150   $  3,715,108       32,478   $    380,567    1,035,938   $  12,652,875
Exchanged from
  associated Funds   1,693,788     24,150,413    3,417,032     40,266,800   44,576,743     548,160,376
                    -------------------------   -------------------------   --------------------------
Total                1,934,938     27,865,521    3,449,510     40,647,367   45,612,681     560,813,251
                    -------------------------   -------------------------   --------------------------
Shares repurchased  (1,964,282)   (29,630,491)    (614,365)    (7,270,754)  (10,620,686)  (128,898,511)
Exchanged into
  associated Funds  (2,576,601)   (36,349,388)  (3,584,136)   (42,355,581)  (46,561,166)  (574,930,187)
                    -------------------------   -------------------------   --------------------------
Total               (4,540,883)   (65,979,879)  (4,198,501)   (49,626,335)  (57,181,852)  (703,828,698)
                    -------------------------   -------------------------   --------------------------
Increase (decrease) (2,605,945)  $(38,114,358)    (748,991)  $ (8,978,968)  (11,569,171) $(143,015,447)
                    =========================   =========================   ==========================

* Commencement of offering of shares.

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance for the past five years and seven months or from its inception if less than five years and seven months. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                       CLASS A
                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS     10/1/99                    YEAR ENDED SEPTEMBER 30,
                                                    ENDED         TO         -----------------------------------------------------
                                                   4/30/00     10/31/99      1999        1998        1997       1996        1995
                                                 ----------   ----------     -----       -----       -----      -----       -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $12.93       $13.23      $12.44      $17.55     $15.38      $14.04      $11.62
                                                    ------       ------      ------      ------     ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................     (0.11)       (0.02)      (0.15)      (0.16)     (0.16)      (0.13)      (0.06)
Net realized and unrealized
  gain (loss) on investments ...................      3.87        (0.28)       0.94       (3.32)      3.20        1.95        3.87
                                                    ------       ------      ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............      3.76        (0.30)       0.79       (3.48)      3.04        1.82        3.81
                                                    ------       ------      ------      ------     ------      ------      ------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...        --           --          --       (1.63)     (0.87)      (0.48)      (1.39)
                                                    ------       ------      ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ............................        --           --          --       (1.63)     (0.87)      (0.48)      (1.39)
                                                    ------       ------      ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD .................    $16.69       $12.93      $13.23      $12.44     $17.55      $15.38      $14.04
                                                    ======       ======      ======      ======     ======      ======      ======
TOTAL RETURN: ..................................     29.08%       (2.27)%      6.35%     (21.32)%    21.19%      13.40%      36.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......  $202,527     $197,424    $212,664    $379,945   $568,261    $523,737    $272,122
Ratio of expenses to average net assets ........      1.64%+       1.76%+      1.62%       1.47%      1.52%       1.56%       1.43%
Ratio of net loss to average net assets ........     (1.37)%+     (1.63)%+    (1.16)%     (1.05)%    (1.10)%     (0.91)%     (0.50)%
Portfolio turnover rate ........................      62.61%       5.19%      56.31%      83.90%     97.37%      59.36%      71.52%


                                                                                 CLASS B
                                                 ----------------------------------------------------------------------
                                                 SIX MONTHS     10/1/99        YEAR ENDED SEPTEMBER 30,        4/22/96*
                                                    ENDED         TO         -----------------------------       TO
                                                   4/30/00     10/31/99      1999        1998        1997      9/30/96
                                                 ----------   ----------     -----       -----       -----    ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $12.03       $12.32      $11.66      $16.68     $14.78      $14.55
                                                    ------       ------      ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................     (0.16)       (0.02)      (0.23)      (0.27)     (0.27)      (0.11)
Net realized and unrealized
  gain (loss) on investments ...................      3.59        (0.27)       0.89       (3.12)      3.04        0.34
                                                    ------       ------      ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............      3.43        (0.29)       0.66       (3.39)      2.77        0.23
                                                    ------       ------      ------      ------     ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...        --           --          --       (1.63)     (0.87)         --
                                                    ------       ------      ------      ------     ------      ------
TOTAL DISTRIBUTIONS ............................        --           --          --       (1.63)     (0.87)         --
                                                    ------       ------      ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD .................    $15.46       $12.03      $12.32      $11.66     $16.68      $14.78
                                                    ======       ======      ======      ======     ======      ======
TOTAL RETURN: ..................................     28.51%      (2.35)%       5.66%    (21.95)%     20.17%       1.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......    $47,939      $47,310     $49,080     $67,199    $69,869     $24,016
Ratio of expenses to average net assets ........      2.40%+       2.52%+      2.38%       2.24%      2.30%       2.45%+
Ratio of net loss to average net assets ........    (2.13)%+     (2.39)%+    (1.92)%     (1.82)%    (1.88)%     (1.80)%+
Portfolio turnover rate                              62.61%        5.19%      56.31%      83.90%     97.37%      59.36%**

----------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS
                                                        CLASS C
                                           -----------------------------------
                                           SIX MONTHS     10/1/99     5/27/99*
                                              ENDED         TO          TO
                                             4/30/00     10/31/99     9/30/99
                                           ------------ ----------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $12.03       $12.32      $12.18
                                              ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .......................    (0.16)       (0.02)      (0.08)
Net realized and unrealized
  gain (loss) on investments ..............     3.60        (0.27)       0.22
                                              ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS ..........     3.44        (0.29)       0.14
                                              ------       ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized
  capital gain ............................       --           --          --
                                              ------       ------      ------
TOTAL DISTRIBUTIONS .......................       --           --          --
                                              ------       ------      ------
NET ASSET VALUE, END OF PERIOD ............   $15.47       $12.03      $12.32
                                              ======       ======      ======
TOTAL RETURN: .............................    28.60%      (2.35)%       1.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..    $1,869         $420        $403
Ratio of expenses to average net assets ...     2.40%+       2.52%+      2.36%+
Ratio of net loss to average net assets ...   (2.13)%+     (2.39)%+    (1.84)%+
Portfolio turnover rate ...................    62.61%        5.19%      56.31%++

                                                                                     CLASS D
                                               --------------------------------------------------------------------------------
                                               SIX MONTHS     10/1/99                    YEAR ENDED SEPTEMBER 30,
                                                  ENDED         TO         ----------------------------------------------------
                                                 4/30/00     10/31/99      1999        1998        1997       1996        1995
                                               ----------   ----------     -----       -----       -----      -----       -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .........    $12.03       $12.32      $11.67      $16.69     $14.77      $13.61      $11.40
                                                  ------       ------      ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..........................     (0.16)       (0.02)      (0.23)      (0.27)     (0.27)      (0.24)      (0.15)
Net realized and unrealized
  gain (loss) on investments .................      3.60        (0.27)       0.88       (3.12)      3.06        1.88        3.75
                                                  ------       ------      ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS .............      3.44        (0.29)       0.65       (3.39)      2.79        1.64        3.60
                                                  ------       ------      ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain .        --           --          --       (1.63)     (0.87)      (0.48)      (1.39)
                                                  ------       ------      ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ..........................        --           --          --       (1.63)     (0.87)      (0.48)      (1.39)
                                                  ------       ------      ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ...............    $15.47       $12.03      $12.32      $11.67     $16.69      $14.77      $13.61
                                                  ======       ======      ======      ======     ======      ======      ======
TOTAL RETURN: ................................     28.60%      (2.35)%       5.57%    (21.94)%     20.32%      12.47%      35.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .....   $119,012     $123,955    $136,173    $263,900   $390,904    $337,327    $145,443
Ratio of expenses to average net assets ......      2.40%+       2.52%+      2.38%       2.24%      2.30%       2.35%       2.29%
Ratio of net loss to average net assets ......    (2.13)%+     (2.39)%+    (1.92)%     (1.82)%    (1.88)%     (1.70)%     (1.35)%
Portfolio turnover rate ......................     62.61%        5.19%      56.31%      83.90%     97.37%      59.36%      71.52%

----------
 * Commencement of offering of shares.
** For the year ended September 30, 1996.

 + Annualized.

++ For the year ended September 30, 1999.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc. as of April 30, 2000, and the related statement of operations for the six months then ended, and the statements of changes in net assets for the six months then ended, for the one month ended October 31, 1999, and for the year ended September 30, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of April 30, 2000, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
June 9, 2000

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
RETIRED DEAN, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

MARK J. CUNNEEN
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY


FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
       SELIGMAN FRONTIER FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.



                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


EQF3  4/00                              [RECYCLE LOGO] Printed on Recycled Paper